EXHIBIT A

[BEAR STEARNS LOGO]
BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:                       August 30, 2006

TO:    The Bank of New York, not in its individual capacity, but solely as
Swap Contract Administrator for CWABS Asset-Backed
Certificates Trust 2006-BC3,  Asset-Backed Certificates, Series
2006-BC3

ATTENTION:          Mathew Sabino
TELEPHONE:                      212-815-3087
FACSIMILE:                        212-815-3986

FROM:                     Derivatives Documentation
TELEPHONE:                      212-272-2711
FACSIMILE:                        212-272-9857

SUBJECT:                           Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:    FXCWL06BC3

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2006-BC3, Asset-Backed Certificates, Series 2006-BC3. (“Counterparty”). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. Terms capitalized but not defined herein except in the Definitions shall have the respective meanings attributed to them in the Pooling and Servicing Agreement with respect to the CWABS Asset-Backed Certificates Trust 2006-BC3 (the “Certificates”), dated as of August 1, 2006, among CWABS Asset-Backed Certificates Trust 2006-BC3 as Depositor, Park Sienna LLC and Park Granada LLC and Countrywide Home Loans, Inc. as Sellers, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee (the “Pooling and Servicing Agreement”).  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Each reference to a “Section” (unless specifically referencing the Pooling and Servicing Agreement or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                              With respect to any Calculation Period, the lesser of (i) the amount set forth for such period on Schedule I attached hereto and (ii) the aggregate Certificate Principal Balance of the Class A Certificates, Class M Certificates and Class B Certificates (initially 586.5 million) immediately prior to the Distribution Date occurring in the calendar month in which such Calculation Period ends.

Trade Date:                                              August 30, 2006

Effective Date:                                        August 30, 2006

Termination Date:                                   August 25, 2011, subject to adjustment in accordance with the Business Day Convention.

Fixed Amount:

Fixed Rate Payer:                         Counterparty

Fixed Rate Payer
Period End Dates:                     The 25th calendar day of each month during the Term of this Transaction, commencing September 25, 2006, and ending on the Termination Date, with No Adjustment.

Fixed Rate Payer
Payment Dates:                          The 25th calendar day of each month during the Term of this Transaction, commencing September 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate:	5.60%

Fixed Rate Day
Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:                   BSFP

Floating Rate Payer
Period End Dates:                     The 25th calendar day of each month during the Term of this Transaction, commencing September 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer
Payment Dates:                           Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day prior to the related Floating Rate Payer Period End Date.

Floating Rate Option:                 USD-LIBOR-BBA

Designated Maturity:                 One month, except with respect to the initial Calculation Period for which the Designated Maturity shall be the Linear Interpolation of the 2 week and the one month.

Floating Rate Day
Count Fraction:                           Actual/360

Reset Dates:                                The first day of each Calculation Period.

Compounding:                             Inapplicable

Business Days:                                       New York

Business Day Convention:               Following

Calculation Agent:	BSFP

Netting:                                       Notwithstanding anything to the contrary in Section 2(c) of  the ISDA Form Master Agreement, amounts that are payable with respect to Calculation Periods which end in the same calendar month (prior to any adjustment of period end dates) shall be netted, as provided in Section 2(c) of the ISDA Form Master Agreement, even if such amounts are not due on the same payment date.  For avoidance of doubt any payments pursuant to  Section 6(e) of the ISDA Form Master Agreement shall not be subject to netting.

3. Additional Provisions:

1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph 1) shall be deemed repeated on the trade date of each Transaction.

1) Termination Provisions. For purposes of the Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) With respect to Counterparty, the “Bankruptcy Provision” of Section 5(a) (vii) (2) shall be deleted in its entirety.

(f) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i) Market Quotation will apply.

(ii) the Second Method will apply.

(h) "Termination Currency" means United States Dollars.

(i)
Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

2) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty represents that it is a “United States person” as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

3) The ISDA Form Master Agreement is hereby amended as follows:

The word “third” shall be replaced by the word “second” in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

4) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty
Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate
Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty
Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be
		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP
A copy of the most recent annual report of such party (only if available) and its Credit Support Provider, if any, containing in all cases audited consolidated financial statements for each fiscal year certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized

		Promptly after request by the other party	Yes
BSFP and the Counterparty	An opinion of counsel with respect to the due authorization, execution and enforceability of this Agreement, acceptable to the other party hereto.	Upon the execution and delivery of this Agreement and such Confirmation	Yes
Counterparty	An executed copy of the Pooling and Servicing Agreement	Within 30 days after the date of this Agreement	No

5) Miscellaneous. Miscellaneous

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address: 383 Madison Avenue, New York, New York 10179
Attention: DPC Manager
Facsimile: (212) 272-5823

with a copy to:

Address: One Metrotech Center North, Brooklyn, New York 11201
Attention: Derivative Operations - 7th Floor
Facsimile: (212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

The Bank of New York
101 Barclay Street 8W
New York, NY 10286
Attn: Mortgage Backed Securities Group 8W

Cirino Emanuele
Vice President
Structured Finance Group
(212) 815-3087
(212) 815-3986 (fax)

(For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

BSFP appoints as its
Process Agent:   Not Applicable

The Counterparty appoints as its
Process Agent:  Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e) Credit Support Document. BSFP: Not applicable, except for any guarantee or other  contingent agreement pursuant to part 8) below.

Counterparty: Not applicable

(f)	Credit Support Provider.

BSFP: Not applicable, for so long as no Credit Support Document is delivered under  part 8) below, otherwise, the party that is the primary obligor under the Credit Support  Document

The Counterparty: Not Applicable

(g) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(h) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(i) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(j) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(k) Set-Off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.

(l) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(m) Additional Definitional Provisions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

 “Moody’s” means Moody’s Investors Service, Inc., or any successor.

“S&P” means Standard & Poor's Ratings Services, or any successor.

(n) Additional Provisions. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty; except that, if BSFP has obtained a guarantee or other contingent agreement pursuant to part 8) below, Section 5(a)(iii) will apply to BSFP.

6) "Affiliate": BSFP and Counterparty shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

7) Additional Termination Events. Additional Termination Events will apply:

(a) If a Rating Agency Downgrade has occurred and BSFP has not complied with Section 8 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

b) If the Trustee is unable to pay, or fails or admits in writing its inability to pay, on any Distribution Date, any Current Interest with respect to the Class A Certificates or the ultimate payment of principal with respect to the Class A Certificates, in either case to the extent required pursuant to the terms of the Pooling and Servicing Agreement to be paid to the Class A Certificates on such Distribution Date, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event;

(c) If, without the prior written consent of BSFP where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld), an amendment or supplemental agreement is made to the Pooling and Servicing Agreement which amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of BSFP under this Agreement, an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

8) Rating Agency Downgrade. In the event that BSFP’s long-term unsecured and unsubordinated debt rating is reduced below “AA-” by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “Aa3” by Moody’s (and together with S&P, the “Swap Rating Agencies”, and such rating thresholds, “Approved Rating Thresholds”), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade, each such Swap Rating Agency, as applicable, has reconfirmed the rating of the Certificates and any notes backed by the Certificates (“Notes”), which was in effect immediately prior to such withdrawal or downgrade), BSFP shall, at its own expense, subject to the Rating Agency Condition, either (i) seek another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP’s obligations under this Agreement, (iii) post collateral which will be sufficient to restore the immediately prior ratings of the Certificates or (iv) take such other action that satisfies the Rating Agency Condition. BSFP’s failure to do any of the foregoing shall, at the Counterparty’s option, constitute an Additional Termination Event with BSFP as the Affected Party. In the event that BSFP’s long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by S&P, then within 10 Business Days after such rating withdrawal or downgrade, BSFP shall, subject to the Rating Agency Condition and at its own expense, either (i) secure another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP’s obligations under this Agreement or (iii) take such other action that satisfies the Rating Agency Condition. For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Swap Rating Agencies then providing a rating of the Certificates and any Notes and receive from each of the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

9) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g) Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision subject to Section 6(n) of this Agreement to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

(5) Eligible Contract Participant. It constitutes an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.”

10) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Swap Account and the proceeds thereof, in accordance with the terms of the Pooling and Servicing Agreement. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the proceeds thereof, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Supplemental Interest Trust Trustee shall not have liability for any failure or delay in making a payment hereunder to BSFP due to any failure or delay in receiving amounts in the Derivative Account from the Trust created pursuant to the Pooling and Servicing Agreement.

11) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless (a) Moody’s and S&P have been provided prior notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of any Certificates or Notes, (b) neither an Event of Default with respect to the transferee nor a Termination Event would exist immediately after that transfer, amendment, waiver, supplement, assignment or other modification, and (c) as of the time of the transfer, amendment, waiver, supplement, assignment or other modification, such act would not cause any payments under the Transaction to become subject to withholding tax.

12) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty or the trust created pursuant to the Pooling and Servicing Agreement, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Certificates and any Notes.

13) Regulation AB Compliance. BSFP and Counterparty agree that the terms of the Item 1115 Agreement, dated as of January 30, 2006 (the “Regulation AB Agreement”), among Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

14) Assignment. BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

15) Swap Contract Administration Agreement. BSFP shall be an express third party beneficiary of the Swap Contract Administration Agreement, dated as of August 30, 2006 (the “Swap Contract Administration Agreement”), between The Bank of New York, as Swap Contract Administrator and as Trustee, and Countrywide Home Loans, Inc. A copy of the Swap Contract Administration Agreement is attached hereto as Annex B.

16) Limited Liability. BSFP and Counterparty agree to the following: (a) The Bank of New York (“BNY”) is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP; and (c) recourse against Counterparty shall be limited to the assets available in the Swap Account, distributed in accordance with the terms of the Swap Contract Administration Agreement and the Pooling and Servicing Agreement.

17) Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

4. Account Details and
Settlement Information:                              Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty:
      The Bank of New York
ABA 02100018
G/L Account 111565
for further credit to TAS 580969

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. To discuss an inquiry regarding U.S. Transactions, please contact Nick Girardi by telephone at 212-272-8420. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: __________________________________
Name:
Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SWAP CONTRACT ADMINISTRATOR FOR CWABS ASSET-BACKED CERTIFICATES TRUST 2006-BC3, ASSET-BACKED CERTIFICATES, SERIES 2006-BC3

By: __________________________________
Name:
Title:

pwp

SCHEDULE I

(where for the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Business Day Convention and (ii) determining Fixed Amounts, all such dates subject to No Adjustment.)

From and including	To but excluding	Notional Amount (USD)
Effective Date	25-Sep-06	466,320,000
25-Sep-06	25-Oct-06	458,499,939
25-Oct-06	25-Nov-06	450,164,990
25-Nov-06	25-Dec-06	441,333,925
25-Dec-06	25-Jan-07	432,023,598
25-Jan-07	25-Feb-07	422,260,988
25-Feb-07	25-Mar-07	412,057,426
25-Mar-07	25-Apr-07	401,703,823
25-Apr-07	25-May-07	390,979,504
25-May-07	25-Jun-07	379,968,343
25-Jun-07	25-Jul-07	368,654,015
25-Jul-07	25-Aug-07	357,015,109
25-Aug-07	25-Sep-07	345,131,053
25-Sep-07	25-Oct-07	334,087,418
25-Oct-07	25-Nov-07	323,442,623
25-Nov-07	25-Dec-07	313,183,551
25-Dec-07	25-Jan-08	303,295,304
25-Jan-08	25-Feb-08	293,767,850
25-Feb-08	25-Mar-08	276,464,096
25-Mar-08	25-Apr-08	260,234,854
25-Apr-08	25-May-08	245,014,807
25-May-08	25-Jun-08	230,742,679
25-Jun-08	25-Jul-08	217,360,092
25-Jul-08	25-Aug-08	204,814,017
25-Aug-08	25-Sep-08	197,642,471
25-Sep-08	25-Oct-08	191,078,005
25-Oct-08	25-Nov-08	184,779,596
25-Nov-08	25-Dec-08	178,738,313
25-Dec-08	25-Jan-09	172,945,123
25-Jan-09	25-Feb-09	167,250,920
25-Feb-09	25-Mar-09	161,532,424
25-Mar-09	25-Apr-09	156,063,588
25-Apr-09	25-May-09	150,821,662
25-May-09	25-Jun-09	30,140,562
25-Jun-09	25-Jul-09	29,553,496
25-Jul-09	25-Aug-09	28,977,665
25-Aug-09	25-Sep-09	28,412,857
25-Sep-09	25-Oct-09	27,858,863
25-Oct-09	25-Nov-09	27,315,479
25-Nov-09	25-Dec-09	26,782,502
25-Dec-09	25-Jan-10	26,259,737
25-Jan-10	25-Feb-10	25,746,988
25-Feb-10	25-Mar-10	25,244,068
25-Mar-10	25-Apr-10	24,750,788
25-Apr-10	25-May-10	24,266,966
25-May-10	25-Jun-10	23,792,424
25-Jun-10	25-Jul-10	23,326,984
25-Jul-10	25-Aug-10	22,870,475
25-Aug-10	25-Sep-10	22,422,727
25-Sep-10	25-Oct-10	21,983,573
25-Oct-10	25-Nov-10	21,552,851
25-Nov-10	25-Dec-10	21,130,196
25-Dec-10	25-Jan-11	20,715,568
25-Jan-11	25-Feb-11	20,308,686
25-Feb-11	25-Mar-11	19,909,628
25-Mar-11	25-Apr-11	19,518,247
25-Apr-11	25-May-11	19,134,396
25-May-11	25-Jun-11	18,757,933
25-Jun-11	25-Jul-11	18,388,718
25-Jul-11	Termination Date	18,026,611

Annex A
[Regulation AB]

Annex B
[Swap Admin Agreement]